UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 5, 2007

Internap Network Services Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-27265	91-2145721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 Williams Street, Atlanta, GA	30303
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (404) 302-9700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01. Other Events

On March 5, 2007, the Company issued a press release announcing its participation in the Thomas Weisel Partners Annual Internet & Digital Media Conference 2007. On March 6, 2007, the Company issued a press release announcing that its VitalStream Small Business Services platform has been integrated into Adobe® Premiere® Pro software. A copy of the press releases are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference in their entirety.

Item 9.01.   Financial Statements and Exhibits.

 (d) Exhibits

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated March 5, 2007.
99.2	Press Release dated March 6, 2007.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP NETWORK SERVICES CORPORATION
Date: March 8, 2007

By: /s/ David A. Buckel
David A. Buckel, Chief Financial Officer

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EXHIBIT INDEX

99.1	Press Release dated March 5, 2007.
99.2	Press Release dated March 6, 2007.

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